                                   Exhibit 32
                      18 U.S.C. Section 1350 Certification

I hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-QSB of Cecil Bancorp, Inc. ("Bancorp") for the quarterly period ended June 30, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Bancorp.


By: /s/ Mary B. Halsey                                  August 14, 2004
   ---------------------------------------    -------------------------
Mary B. Halsey                                              Date
President, Chief Executive Officer and Chief
Financial Officer
(Principal Executive Officer and Principal Financial Officer)



                                    Page 21